Exhibit 99.2

212 TH BUSINESS PARK KENT VALLEY, WASHINGTON SUPPLEMENTAL INFORMATION THIRD QUARTER 2019 701 WESTERN AVENUE | GLENDALE, CA 91201 | 818.244.8080 | SBUSINESSPARKS.COM

ANALYSIS OF OPERATING RESULTS AND FINANCIAL CONDITION FOR

THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019

Forward-Looking Statement

When used within this supplemental information package, the words “may,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends” and similar expressions are intended to identify “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements. Such factors include the impact of competition from new and existing commercial facilities which could impact rents and occupancy levels at the Company’s facilities; the Company’s ability to evaluate, finance and integrate acquired and developed properties into the Company’s existing operations; the Company’s ability to effectively compete in the markets that it does business in; the impact of the regulatory environment, as well as national, state and local laws and regulations including, without limitation, those governing REITs; the impact of general economic conditions upon rental rates and occupancy levels at the Company’s facilities; the availability of permanent capital at attractive rates, the outlook and actions of rating agencies and risks detailed from time to time in the Company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K.

Non-GAAP Disclosures

Provided within this supplemental information package are measures not defined in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe our presentation of these non-GAAP measures assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. These non-GAAP measures discussed below are not substitutes of other measures of financial performance presented in accordance with GAAP. In addition, other real estate investment trusts (“REITs”) may compute these measures differently, so comparisons among REITs may not be helpful.

Net operating income (“NOI”) – We utilize NOI, a non-GAAP financial measure, to evaluate the operating performance of our business parks. We define NOI as rental income less adjusted cost of operations (described below). We believe NOI assists investors in analyzing the performance and value of our business parks by excluding (i) corporate overhead (i.e. general and administrative expenses) because it does not relate to the results of our business parks, (ii) depreciation and amortization expense because it does not accurately reflect changes in the fair value of our business parks and (iii) stock compensation expense because this expense item can vary significantly from period to period and thus impact comparability across periods. The GAAP measure most directly comparable to NOI is net income.

Cash NOI – We utilized cash NOI to evaluate the cash flow performance of our business parks. Cash NOI represents NOI adjusted to exclude non-cash items included in revenue and in cost of operations. The non-cash items in revenue include straight-line rent, amortization of above and below market rents, net, and amortization of lease incentives and tenant improvement reimbursements. The non-cash items in cost of operations is equal to stock compensation expense for employees whose compensation expense is recorded in cost of operations. We believe that cash NOI assists investors in analyzing cash flow performance of our business parks. The GAAP measure most directly comparable to cash NOI is net income.

Adjusted Cost of Operations – Adjusted cost of operations represents cost of operations, excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations, which can vary significantly period to period based upon the performance of the company. The GAAP measure most directly comparable to adjusted cost of operations is cost of operations.

Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) – EBITDAre is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is often utilized to evaluate the performance of real estate companies. EBITDAre is calculated as GAAP net income before interest, depreciation and amortization and adjusted to exclude gains or losses from sales of depreciable real estate assets. We believe our presentation of EBITDAre assists investors and analysts in evaluating the operating performance of our business activities, including the impact of general and administrative expenses, and without the impact from gains or losses from sales of depreciable real estate assets. The GAAP measure most directly comparable EBITDAre is net income.

Funds from Operations (“FFO”) and FFO per share – FFO and FFO per share are non-GAAP measures defined by NAREIT and are considered helpful measures of REIT performance by REITs and many REIT analysts. FFO represents GAAP net income before real estate depreciation and amortization expense, gains or losses on sales of operating properties and land and impairment charges on real estate assets, which are excluded because it does not accurately reflect changes in the value of our business parks. FFO per share represents FFO allocable to common and dilutive shares, divided by aggregate common and dilutive shares. The GAAP measure most directly comparable to FFO and FFO per share are net income and earnings per share, respectively.

Core FFO and Core FFO per share – Core FFO represents FFO excluding the net impact of (i) income allocated to preferred shareholders to the extent redemption value exceeds the related carrying value and (ii) nonrecurring income or expense items. Core FFO per share represents Core FFO allocable to common and dilutive shares divided by the weighted average common and dilutive shares. We believe our presentation of Core FFO and Core FFO per share assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. The GAAP measures most directly comparable to Core FFO and Core FFO per share are net income and earnings per share, respectively.

Funds Available for Distribution (“FAD”) – FAD is a non-GAAP measure that represents Core FFO adjusted to (a) deduct recurring capital improvements that maintains the condition of our real estate, tenant improvements and lease commissions and (b) remove certain non-cash income or expenses such as straight-line rent and non-cash stock compensation expense. We believe our presentation of FAD assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. FAD is not a substitute for GAAP net cash flow in evaluating our liquidity or ability to pay dividends, because they exclude investing and financing activities presented on our statements of cash flows. The GAAP measure most directly comparable to FAD is operating cash flow from our statements of cash flows.

	September 30, 2019	December 31, 2018
ASSETS

Cash and cash equivalents	$6,749	$37,379	(a)

Real estate facilities, at cost (1)
Land	837,891	762,731
Buildings and improvements	2,212,166	2,157,407

	3,050,057	2,920,138
Accumulated depreciation	(1,152,946)	(1,097,748)

	1,897,111	1,822,390	(b)
Properties held for sale, net (2)	124,937	128,093	(c)
Land and building held for development	30,515	30,848

	2,052,563	1,981,331

Rent receivable	1,752	1,403	(d)
Deferred rent receivable	35,548	33,308
Other assets	21,122	15,173	(e)

Total assets	$2,117,734	$2,068,594

LIABILITIES AND EQUITY

Accrued and other liabilities	$92,252	$85,141	(f)
Credit facility	50,000	-

Total liabilities	142,252	85,141

Equity
PS Business Parks, Inc.’s shareholders’ equity:
Preferred stock	959,750	959,750
Common stock	274	274
Paid-in capital	734,760	736,131	(g)
Accumulated earnings	64,775	69,207	(h)

Total PS Business Parks, Inc.’s shareholders’ equity	1,759,559	1,765,362
Noncontrolling interests	215,923	218,091

Total equity	1,975,482	1,983,453

Total liabilities and equity	$2,117,734	$2,068,594

(1)

On September 5, 2019 the Company acquired Hathaway Industrial Park (the “Park”) located in Santa Fe Springs, California, for a total purchase price of $104.3 million, inclusive of capitalized transaction costs. The Park consists of ten buildings totaling 543,000 square feet situated on 27 acres of land and is 100% occupied with suites ranging from 5,000 to 288,000 square feet.

(2)

Subsequent to September 30, 2019, the Company completed the sale of all three business parks located in Montgomery County, Maryland: Metro Park North, Meadow Business Park and WesTech Business Park. The parks, consisting of 28 buildings totaling approximately 1.3 million square feet, sold for a gross sales price of $148.8 million. The Company retained one single-tenant government building totaling 113,000 square feet and a long-term ground lease at Metro Park North. The portfolio of assets which sold represents the entirety of the properties held for sale, net as of September 30, 2019 and December 31, 2018.

See following page for additional detail related to the tickmarks shown in the table above.

(a)	Change in cash and cash equivalents
	Beginning cash balance at December 31, 2018			$37,379
	Net cash provided by operating activities			220,863
	Net cash used in investing activities			(146,836)
	Net cash used in financing activities			(104,657)

	Ending cash balance at September 30, 2019			$6,749

(b)	Change in real estate facilities
	Beginning balance at December 31, 2018			$1,822,390
	Acquisition of real estate			115,925
	Recurring capital improvements			6,336
	Tenant improvements, gross			12,162
	Capitalized lease commissions			6,027
	Nonrecurring capital improvements			2,011
	Depreciation and amortization			(70,896)
	Transfer to properties held for sale			3,156

	Ending balance at September 30, 2019			$1,897,111

(c)	Change in properties held for sale, net:
	Beginning balance at December 31, 2018			$128,093
	Recurring capital improvements			899
	Depreciation and amortization			(4,055)

	Ending balance at September 30, 2019			$124,937

				Increase
(d)	Change in rent receivable	September 30, 2019	December 31, 2018	(Decrease)
	Non-government customers	$804	$640	$164
	U.S. Government customers	948	763	185

		$1,752	$1,403	$349

				Increase
(e)	Change in other assets	September 30, 2019	December 31, 2018	(Decrease)
	Lease intangible assets, net	$10,982	$8,671	$2,311
	Prepaid property taxes and insurance	5,514	3,381	2,133
	Other	4,626	3,121	1,505

		$21,122	$15,173	$5,949

				Increase
(f)	Change in accrued and other liabilities	September 30, 2019	December 31, 2018	(Decrease)
	Customer security deposits	$40,065	$37,557	$2,508
	Accrued property taxes	19,982	10,454	9,528
	Customer prepaid rent	11,988	16,830	(4,842)
	Lease intangible liabilities, net	9,315	7,870	1,445
	Other	10,902	12,430	(1,528)

		$92,252	$85,141	$7,111

(g)	Change in paid-in capital
	Beginning paid-in capital			$736,131
	Exercise of stock options			709
	Stock compensation expense, net			3,292
	Cash paid for taxes in lieu of shares upon vesting of restricted stock units			(6,120)
	Adjustment to reflect noncontrolling interests underlying ownership - common units			748

	Ending paid in capital			$734,760

(h)	Change in accumulated earnings
	Beginning accumulated earnings			$69,207
	Net income			120,788
	Distributions to preferred shareholders			(38,877)
	Distributions to common shareholders			(86,343)

	Ending accumulated earnings			$64,775

	For The Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2019	2018	2019	2018
Rental income	$108,064	$103,808	$323,671	$309,391	(a	)

Expenses
Cost of operations (1)	32,468	31,197	97,521	94,449	(b	)
Depreciation and amortization	26,220	25,207	75,863	73,505
General and administrative (1) (2)	4,051	2,882	10,111	8,560	(c	)

Total operating expenses	62,739	59,286	183,495	176,514

Interest and other income	1,384	488	2,766	1,066	(d	)
Interest and other expense	(199)	(167)	(484)	(499)	(e	)
Gain on sale of real estate facilities	-	-	-	85,283

Net income	46,510	44,843	142,458	218,727
Allocation to noncontrolling interests	(7,020)	(6,514)	(21,670)	(36,814)

Net income allocable to PS Business Parks, Inc.	39,490	38,329	120,788	181,913
Allocation to preferred shareholders	(12,959)	(12,959)	(38,877)	(38,921)
Allocation to restricted stock unit holders	(219)	(239)	(699)	(1,592)

Net income allocable to common shareholders	$26,312	$25,131	$81,212	$141,400

Net income per common share
Basic	$0.96	$0.92	$2.96	$5.18
Diluted	$0.96	$0.92	$2.95	$5.16

Weighted average common shares outstanding
Basic	27,432	27,339	27,411	27,310
Diluted	27,543	27,442	27,512	27,412

(1)

Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified our divisional vice presidents’ compensation costs totaling $457,000 for the three months ended September 30, 2018, consisting of $305,000 of compensation costs and $152,000 of stock compensation expense, and compensation costs totaling $1.5 million for the nine months ended September 30, 2018, consisting of $995,000 of compensation costs and $466,000 of stock compensation expense, from cost of operations into general and administrative expenses on our consolidated statements of income in the three and nine months ended September 30, 2018 in order to conform to the current periods’ presentation.

(2)

During the three and nine months ended September 30, 2019, we recorded a one-time charge to stock compensation expense of $1.1 million resulting from a modification to the Retirement Plan for Non-Employee Directors.

See following page for additional detail related to the tickmarks shown in the table above.

		For The Three Months Ended		Increase	For the Nine Months Ended		Increase
(a)	Rental income:	September 30, 2019	September 30, 2018	(Decrease)	September 30, 2019	September 30, 2018	(Decrease)
	Same Park	$95,451	$91,185	$4,266	$285,880	$272,833	$13,047
	Same Park non-cash items (1)	783	1,171	(388)	1,992	3,143	(1,151)
	Non-Same Park	3,340	2,185	1,155	8,853	2,749	6,104
	Non-Same Park non-cash items (1)	258	170	88	655	233	422
	Multifamily	2,518	1,891	627	7,488	5,035	2,453
	Multifamily non-cash items (1)	1	4	(3)	4	22	(18)
	Revenue from assets sold and held for sale (2)	5,713	7,202	(1,489)	18,799	25,376	(6,577)

		$108,064	$103,808	$4,256	$323,671	$309,391	$14,280

		For The Three Months Ended		Increase	For the Nine Months Ended		Increase
(b)	Cost of operations:	September 30, 2019	September 30, 2018	(Decrease)	September 30, 2019	September 30, 2018	(Decrease)
	Same Park	$27,724	$26,252	$1,472	$83,113	$79,840	$3,273
	Same Park non-cash items (3)	278	315	(37)	820	962	(142)
	Non-Same Park	1,137	753	384	3,304	977	2,327
	Non-Same Park non-cash items (3)	15	18	(3)	41	18	23
	Multifamily	1,045	1,043	2	3,118	3,013	105
	Expenses from assets sold and held for sale (2)	2,269	2,816	(547)	7,125	9,639	(2,514)

		$32,468	$31,197	$1,271	$97,521	$94,449	$3,072

		For The Three Months Ended		Increase	For the Nine Months Ended		Increase
(c)	General and administrative expenses:	September 30, 2019	September 30, 2018	(Decrease)	September 30, 2019	September 30, 2018	(Decrease)
	Compensation expense	$1,333	$1,161	$172	$4,294	$4,134	$160
	Stock compensation expense	1,793	796	997	3,081	1,870	1,211
	Professional fees and other	925	925	-	2,736	2,556	180

		$4,051	$2,882	$1,169	$10,111	$8,560	$1,551

		For The Three Months Ended		Increase	For the Nine Months Ended		Increase
(d)	Interest and other income:	September 30, 2019	September 30, 2018	(Decrease)	September 30, 2019	September 30, 2018	(Decrease)
	Management fee income	$71	$93	$(22)	$221	$331	$(110)
	Interest income	175	111	64	817	219	598
	Other income	1,138	284	854	1,728	516	1,212

		$1,384	$488	$896	$2,766	$1,066	$1,700

		For The Three Months Ended		Increase	For the Nine Months Ended		Increase
(e)	Interest and other expense:	September 30, 2019	September 30, 2018	(Decrease)	September 30, 2019	September 30, 2018	(Decrease)
	Interest expense	$(47)	$-	$47	$(47)	$(18)	$29
	Facilities fees & other charges	(152)	(167)	(15)	(437)	(481)	(44)

		$(199)	$(167)	$32	$(484)	$(499)	$(15)

(1)	Non-cash items in revenue represent straight-line rent, amortization of above and below market rents, net, and amortization of lease incentives and tenant improvement reimbursements.
(2)

Amounts for the three and nine months ended September 30, 2019 reflect the operating results related to 1.3 million square feet of flex and office assets held for sale as of September 30, 2019; amounts shown for the three and nine months ended September 30, 2018 reflect the operating results related to 1.3 million square feet of flex and office assets held for sale as of September 30, 2019, as well as operating results related to 899,000 square feet of assets sold in 2018.

(3)	Non-cash items in cost of operations represent stock compensation expense attributable to employees whose compensation expense is recorded in costs of operations.

PROPERTY INFORMATION (1)

	For The Three Months Ended September 30,			For the Nine Months Ended September 30,
	2019	2018	% Change	2019	2018	% Change
Total Portfolio (2)
Total rentable square footage at period end	27,483,000	26,866,000	2.3%	27,483,000	26,866,000	2.3%
Weighted average occupancy	94.5%	94.4%	0.1%	94.1%	94.4%	(0.3%)
Period end occupancy	94.4%	94.8%	(0.4%)	94.4%	94.8%	(0.4%)
Annualized realized rent per occupied sq. ft. (3) (5)	$15.60	$14.94	4.4%	$15.62	$15.01	4.1%
RevPAF (4) (5)	$14.74	$14.10	4.5%	$14.70	$14.16	3.8%

Same Park Portfolio (6)
Total rentable square footage at period end	25,809,000	25,809,000	-	25,809,000	25,809,000	-
Weighted average occupancy	94.7%	95.1%	(0.4%)	94.6%	94.7%	(0.1%)
Period end occupancy	94.5%	95.6%	(1.2%)	94.5%	95.6%	(1.2%)
Annualized realized rent per occupied sq. ft. (3) (5)	$15.74	$15.05	4.6%	$15.72	$15.05	4.5%
RevPAF (4) (5)	$14.91	$14.31	4.2%	$14.87	$14.26	4.3%

Non-Same Park Portfolio (7)
Total rentable square footage at period end	1,674,000	1,057,000	58.4%	1,674,000	1,057,000	58.4%
Weighted average occupancy	89.5%	75.8%	18.1%	83.8%	75.9%	10.4%
Period end occupancy	93.3%	76.2%	22.4%	93.3%	76.2%	22.4%
Annualized realized rent per occupied sq. ft. (3)	$12.51	$11.76	6.4%	13.11	11.76	11.5%
RevPAF (4)	$11.21	$8.91	25.8%	11.00	8.93	23.2%

Multifamily Portfolio
Number of units	395	395	-	395	395	-
Weighted average occupancy	95.6%	87.8%	8.9%	95.3%	73.1%	30.4%
Period end occupancy	94.7%	91.4%	3.6%	94.7%	91.4%	3.6%

(1)	Excludes 1.3 million rentable square feet of flex and office assets held for sale and 899,000 square feet of assets sold in 2018.
(2)	Operating metrics from our multifamily asset are excluded from the total portfolio operating metrics.
(3)	Annualized realized rent per occupied square foot represents the annualized revenue earned per occupied square foot.
(4)	RevPAF represents the annualized revenue earned per total weighted average available square foot.
(5)

Total and Same Park annualized realized rent per occupied square foot and RevPAF include lease buyout income of $183,000 and $213,000 for the three months ended September 30, 2019 and 2018, respectively, and $1.1 million and $463,000 for the nine months ended September 30, 2019 and 2018, respectively.

(6)	Same Park includes assets acquired prior to January 1, 2017.
(7)	Non-Same Park reflects assets acquired on or subsequent to January 1, 2017.

NET OPERATING INCOME

	For The Three Months Ended September 30,			For the Nine Months Ended September 30,
	2019	2018	% Change	2019	2018	% Change
Rental income
Same Park (1)	$96,234	$92,356	4.2%	$287,872	$275,976	4.3%
Non-Same Park (2)	3,598	2,355	52.8%	9,508	2,982	218.8%
Multifamily	2,519	1,895	32.9%	7,492	5,057	48.2%
Assets sold or held for sale (4)	5,713	7,202	(20.7%)	18,799	25,376	(25.9%)

Total rental income	108,064	103,808	4.1%	323,671	309,391	4.6%

Adjusted cost of operations (3)
Same Park (1)	27,724	26,252	5.6%	83,113	79,840	4.1%
Non-Same Park (2)	1,137	753	51.0%	3,304	977	238.2%
Multifamily	1,045	1,043	0.2%	3,118	3,013	3.5%
Assets sold or held for sale (4)	2,253	2,793	(19.3%)	7,076	9,556	(26.0%)

Total adjusted cost of operations	32,159	30,841	4.3%	96,611	93,386	3.5%

Net operating income
Same Park (1)	68,510	66,104	3.6%	204,759	196,136	4.4%
Non-Same Park (2)	2,461	1,602	53.6%	6,204	2,005	209.4%
Multifamily	1,474	852	73.0%	4,374	2,044	114.0%
Assets sold or held for sale (4)	3,460	4,409	(21.5%)	11,723	15,820	(25.9%)

Total net operating income	$75,905	$72,967	4.0%	$227,060	$216,005	5.1%

CASH NET OPERATING INCOME

	For The Three Months Ended September 30,			For the Nine Months Ended September 30,
	2019	2018	% Change	2019	2018	% Change
Cash rental income (5)
Same Park (1)	$95,451	$91,185	4.7%	$285,880	$272,833	4.8%
Non-Same Park (2)	3,340	2,185	52.9%	8,853	2,749	222.0%
Multifamily	2,518	1,891	33.2%	7,488	5,035	48.7%
Assets sold or held for sale (4)	5,633	7,019	(19.7%)	18,382	24,773	(25.8%)

Total cash rental income	106,942	102,280	4.6%	320,603	305,390	5.0%

Adjusted cost of operations (3)
Same Park (1)	27,724	26,252	5.6%	83,113	79,840	4.1%
Non-Same Park (2)	1,137	753	51.0%	3,304	977	238.2%
Multifamily	1,045	1,043	0.2%	3,118	3,013	3.5%
Assets sold or held for sale (4)	2,253	2,793	(19.3%)	7,076	9,556	(26.0%)

Total adjusted cost of operations	32,159	30,841	4.3%	96,611	93,386	3.5%

Cash net operating income
Same Park (1)	67,727	64,933	4.3%	202,767	192,993	5.1%
Non-Same Park (2)	2,203	1,432	53.8%	5,549	1,772	213.1%
Multifamily	1,473	848	73.7%	4,370	2,022	116.1%
Assets sold or held for sale (4)	3,380	4,226	(20.0%)	11,306	15,217	(25.7%)

Total cash net operating income	$74,783	$71,439	4.7%	$223,992	$212,004	5.7%

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre)

	For The Three Months Ended September 30,			For the Nine Months Ended September 30,
	2019	2018	% Change	2019	2018	% Change
Net income	$46,510	$44,843	3.7%	$142,458	$218,727	(34.9%)
Net interest (income) expense	8	28	(71.4%)	(362)	199	(281.9%)
Depreciation and amortization	26,220	25,207	4.0%	75,863	73,505	3.2%
Gain on sale of real estate facilities and development rights	-	-	-	-	(85,283)	(100.0%)

EBITDAre	$72,738	$70,078	3.8%	$217,959	$207,148	5.2%

(1)

Same Park includes assets acquired prior to January 1, 2017. Same Park rental income and cash rental income include lease buyout income of $183,000 and $213,000 for the three months ended September 30, 2019 and 2018, respectively, and $1.1 million and $463,000 for the nine months ended September 30, 2019 and 2018, respectively.

(2)	Non-Same Park reflects assets acquired on or subsequent to January 1, 2017.
(3)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” on page 3 for more information. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $305,000 and $995,000 for the three and nine months ended September 30, 2018, respectively, from adjusted cost of operations into general and administrative expenses in order to conform to the current periods’ presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $152,000 and $466,000 for the three and nine months ended September 30, 2018, respectively, had previously been excluded from adjusted cost of operations.

(4)

NOI from assets held for sale was $3.5 million and $4.2 million for the three months ended September 30, 2019 and 2018, respectively, and $11.7 million and $12.8 million for the nine months ended September 30, 2019 and 2018, respectively. Cash NOI from assets held for sale was $3.4 million and $4.1 million for the three months ended September 30, 2019 and 2018, respectively, and $11.3 million and $12.3 million for the nine months ended September 30, 2019 and 2018, respectively. The remainder of the three and nine months September 30, 2018 NOI balances relate to assets that sold during 2018.

(5)	Cash rental income excludes non-cash items, specifically straight-line rent, amortization of above and below market rents, net, amortization of lease incentives and tenant improvement reimbursements.

	For the Three Months Ended
	September 30, 2019				September 30, 2018				Total
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	% Change
Cash rental income (1)
Northern California	$20,648	$2,519	$3,058	$26,225	$19,692	$2,380	$2,915	$24,987	5.0%
Southern California	8,704	4,844	205	13,753	8,681	4,580	137	13,398	2.6%
Dallas	3,057	5,296	—	8,353	2,832	4,630	—	7,462	11.9%
Austin	2,122	5,552	—	7,674	2,033	5,233	—	7,266	5.6%
Northern Virginia	1,756	6,360	10,123	18,239	1,719	6,069	9,975	17,763	2.7%
South Florida	10,334	497	45	10,876	9,783	505	(3)	10,285	5.7%
Suburban Maryland	1,071	—	4,706	5,777	1,122	—	4,504	5,626	2.7%
Seattle	2,802	1,567	185	4,554	2,677	1,537	184	4,398	3.5%

Total	50,494	26,635	18,322	95,451	48,539	24,934	17,712	91,185	4.7%

Adjusted cost of operations (2)
Northern California	4,839	666	832	6,337	4,348	609	682	5,639	12.4%
Southern California	2,215	1,341	76	3,632	2,145	1,222	71	3,438	5.6%
Dallas	933	2,047	—	2,980	920	1,814	—	2,734	9.0%
Austin	713	2,131	—	2,844	684	2,007	—	2,691	5.7%
Northern Virginia	493	1,823	3,628	5,944	450	1,709	3,789	5,948	(0.1%)
South Florida	2,734	158	22	2,914	2,566	132	22	2,720	7.1%
Suburban Maryland	370	—	1,624	1,994	323	—	1,665	1,988	0.3%
Seattle	659	370	50	1,079	662	375	57	1,094	(1.4%)

Total	12,956	8,536	6,232	27,724	12,098	7,868	6,286	26,252	5.6%

Cash NOI
Northern California	15,809	1,853	2,226	19,888	15,344	1,771	2,233	19,348	2.8%
Southern California	6,489	3,503	129	10,121	6,536	3,358	66	9,960	1.6%
Dallas	2,124	3,249	—	5,373	1,912	2,816	—	4,728	13.6%
Austin	1,409	3,421	—	4,830	1,349	3,226	—	4,575	5.6%
Northern Virginia	1,263	4,537	6,495	12,295	1,269	4,360	6,186	11,815	4.1%
South Florida	7,600	339	23	7,962	7,217	373	(25)	7,565	5.2%
Suburban Maryland	701	—	3,082	3,783	799	—	2,839	3,638	4.0%
Seattle	2,143	1,197	135	3,475	2,015	1,162	127	3,304	5.2%

Total	$37,538	$18,099	$12,090	$67,727	$36,441	$17,066	$11,426	$64,933	4.3%

(1)

Cash rental income excludes non-cash items, specifically straight-line rent, amortization of above and below market rents, net, amortization of lease incentives and tenant improvement reimbursements. Cash rental income includes lease buyout income of $183,000 and $213,000 for the three months ended September 30, 2019 and 2018, respectively.

(2)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense related to employees whose compensation expense is included in costs of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” on page 3 for more information. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $281,000 for the three months ended September 30, 2018 from adjusted cost of operations into general and administrative expenses in order to conform to the current periods’ presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $143,000 for the three months ended September 30, 2018 had previously been excluded from adjusted cost of operations.

	For the Nine Months Ended
	September 30, 2019				September 30, 2018
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	% Change
Cash rental income (1)
Northern California	$62,481	$7,414	$9,016	$78,911	$58,199	$7,092	$8,455	$73,746	7.0%
Southern California	26,188	14,130	573	40,891	25,626	13,485	472	39,583	3.3%
Dallas	9,253	15,868	—	25,121	8,475	13,988	—	22,463	11.8%
Austin	6,303	16,549	—	22,852	6,014	16,481	—	22,495	1.6%
Northern Virginia	5,300	18,888	30,942	55,130	5,171	18,566	30,065	53,802	2.5%
South Florida	30,944	1,423	71	32,438	29,508	1,521	83	31,112	4.3%
Suburban Maryland	3,373	—	13,754	17,127	3,378	—	13,306	16,684	2.7%
Seattle	8,165	4,697	548	13,410	7,948	4,452	548	12,948	3.6%

Total	152,007	78,969	54,904	285,880	144,319	75,585	52,929	272,833	4.8%

Adjusted cost of operations (2)
Northern California	13,811	1,976	2,380	18,167	12,873	1,870	2,132	16,875	7.7%
Southern California	6,652	3,796	221	10,669	6,288	3,505	200	9,993	6.8%
Dallas	2,830	5,988	—	8,818	2,810	5,530	—	8,340	5.7%
Austin	2,153	6,301	—	8,454	2,023	6,009	—	8,032	5.3%
Northern Virginia	1,572	5,550	11,808	18,930	1,515	5,501	11,901	18,917	0.1%
South Florida	8,264	454	81	8,799	7,912	390	47	8,349	5.4%
Suburban Maryland	1,070	—	5,025	6,095	1,030	—	5,040	6,070	0.4%
Seattle	1,906	1,126	149	3,181	1,999	1,097	168	3,264	(2.5%)

Total	38,258	25,191	19,664	83,113	36,450	23,902	19,488	79,840	4.1%

Cash NOI
Northern California	48,670	5,438	6,636	60,744	45,326	5,222	6,323	56,871	6.8%
Southern California	19,536	10,334	352	30,222	19,338	9,980	272	29,590	2.1%
Dallas	6,423	9,880	—	16,303	5,665	8,458	—	14,123	15.4%
Austin	4,150	10,248	—	14,398	3,991	10,472	—	14,463	(0.4%)
Northern Virginia	3,728	13,338	19,134	36,200	3,656	13,065	18,164	34,885	3.8%
South Florida	22,680	969	(10)	23,639	21,596	1,131	36	22,763	3.8%
Suburban Maryland	2,303	—	8,729	11,032	2,348	—	8,266	10,614	3.9%
Seattle	6,259	3,571	399	10,229	5,949	3,355	380	9,684	5.6%

Total	$113,749	$53,778	$35,240	$202,767	$107,869	$51,683	$33,441	$192,993	5.1%

(1)

Cash rental income excludes non-cash items, specifically straight-line rent, amortization of above and below market rents, net, amortization of lease incentives and tenant improvement reimbursements. Cash rental income includes lease buyout income of $1.1 million and $463,000 for the nine months ended September 30, 2019 and 2018, respectively.

(2)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense related to employees whose compensation expense is included in costs of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” on page 3 for more information. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $936,000 for the nine months ended September 30, 2018 from adjusted cost of operations into general and administrative expenses in order to conform to the current periods’ presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $445,000 for the nine months ended September 30, 2018 had previously been excluded from adjusted cost of operations.

	For the Three Months Ended
	September 30, 2019				September 30, 2018				Total
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	% Change
Rental income (1)
Northern California	$21,035	$2,485	$3,050	$26,570	$19,749	$2,369	$2,937	$25,055	6.0%
Southern California	8,835	4,823	206	13,864	8,750	4,534	149	13,433	3.2%
Dallas	3,078	5,388	—	8,466	2,892	4,782	—	7,674	10.3%
Austin	2,103	5,585	—	7,688	1,970	5,290	—	7,260	5.9%
Northern Virginia	1,855	6,221	10,245	18,321	1,837	6,142	10,481	18,460	(0.8%)
South Florida	10,455	498	46	10,999	9,966	473	(3)	10,436	5.4%
Suburban Maryland	1,066	—	4,757	5,823	1,108	—	4,581	5,689	2.4%
Seattle	2,753	1,568	182	4,503	2,627	1,539	183	4,349	3.5%

Total	51,180	26,568	18,486	96,234	48,899	25,129	18,328	92,356	4.2%

Adjusted cost of operations (2)
Northern California	4,839	666	832	6,337	4,348	609	682	5,639	12.4%
Southern California	2,215	1,341	76	3,632	2,145	1,222	71	3,438	5.6%
Dallas	933	2,047	—	2,980	920	1,814	—	2,734	9.0%
Austin	713	2,131	—	2,844	684	2,007	—	2,691	5.7%
Northern Virginia	493	1,823	3,628	5,944	450	1,709	3,789	5,948	(0.1%)
South Florida	2,734	158	22	2,914	2,566	132	22	2,720	7.1%
Suburban Maryland	370	—	1,624	1,994	323	—	1,665	1,988	0.3%
Seattle	659	370	50	1,079	662	375	57	1,094	(1.4%)

Total	12,956	8,536	6,232	27,724	12,098	7,868	6,286	26,252	5.6%

NOI
Northern California	16,196	1,819	2,218	20,233	15,401	1,760	2,255	19,416	4.2%
Southern California	6,620	3,482	130	10,232	6,605	3,312	78	9,995	2.4%
Dallas	2,145	3,341	—	5,486	1,972	2,968	—	4,940	11.1%
Austin	1,390	3,454	—	4,844	1,286	3,283	—	4,569	6.0%
Northern Virginia	1,362	4,398	6,617	12,377	1,387	4,433	6,692	12,512	(1.1%)
South Florida	7,721	340	24	8,085	7,400	341	(25)	7,716	4.8%
Suburban Maryland	696	—	3,133	3,829	785	—	2,916	3,701	3.5%
Seattle	2,094	1,198	132	3,424	1,965	1,164	126	3,255	5.2%

Total	$38,224	$18,032	$12,254	$68,510	$36,801	$17,261	$12,042	$66,104	3.6%

(1)	Rental income includes lease buyout income of $183,000 and $213,000 for the three months ended September 30, 2019 and 2018, respectively.
(2)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense related to employees whose compensation expense is included in cost of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” on page 3 for more information. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $281,000 for the three months ended September 30, 2018 from adjusted cost of operations into general and administrative expenses in order to conform to the current periods’ presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $143,000 for the three months ended September 30, 2018 had previously been excluded from adjusted cost of operations.

	For the Nine Months Ended
	September 30, 2019				September 30, 2018				Total
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	% Change
Rental income (1)
Northern California	$63,078	$7,334	$8,997	$79,409	$58,447	$7,075	$8,554	$74,076	7.2%
Southern California	26,316	14,119	578	41,013	25,671	13,438	482	39,591	3.6%
Dallas	9,391	16,076	—	25,467	8,640	14,261	—	22,901	11.2%
Austin	6,321	16,781	—	23,102	5,938	16,567	—	22,505	2.7%
Northern Virginia	5,580	18,348	31,525	55,453	5,523	18,623	31,503	55,649	(0.4%)
South Florida	31,077	1,429	109	32,615	29,941	1,443	83	31,467	3.6%
Suburban Maryland	3,316	—	14,201	17,517	3,366	—	13,593	16,959	3.3%
Seattle	8,046	4,708	542	13,296	7,826	4,453	549	12,828	3.6%

Total	153,125	78,795	55,952	287,872	145,352	75,860	54,764	275,976	4.3%

Adjusted cost of operations (2)
Northern California	13,811	1,976	2,380	18,167	12,873	1,870	2,132	16,875	7.7%
Southern California	6,652	3,796	221	10,669	6,288	3,505	200	9,993	6.8%
Dallas	2,830	5,988	—	8,818	2,810	5,530	—	8,340	5.7%
Austin	2,153	6,301	—	8,454	2,023	6,009	—	8,032	5.3%
Northern Virginia	1,572	5,550	11,808	18,930	1,515	5,501	11,901	18,917	0.1%
South Florida	8,264	454	81	8,799	7,912	390	47	8,349	5.4%
Suburban Maryland	1,070	—	5,025	6,095	1,030	—	5,040	6,070	0.4%
Seattle	1,906	1,126	149	3,181	1,999	1,097	168	3,264	(2.5%)

Total	38,258	25,191	19,664	83,113	36,450	23,902	19,488	79,840	4.1%

NOI
Northern California	49,267	5,358	6,617	61,242	45,574	5,205	6,422	57,201	7.1%
Southern California	19,664	10,323	357	30,344	19,383	9,933	282	29,598	2.5%
Dallas	6,561	10,088	—	16,649	5,830	8,731	—	14,561	14.3%
Austin	4,168	10,480	—	14,648	3,915	10,558	—	14,473	1.2%
Northern Virginia	4,008	12,798	19,717	36,523	4,008	13,122	19,602	36,732	(0.6%)
South Florida	22,813	975	28	23,816	22,029	1,053	36	23,118	3.0%
Suburban Maryland	2,246	—	9,176	11,422	2,336	—	8,553	10,889	4.9%
Seattle	6,140	3,582	393	10,115	5,827	3,356	381	9,564	5.8%

Total	$114,867	$53,604	$36,288	$204,759	$108,902	$51,958	$35,276	$196,136	4.4%

(1)	Rental income includes lease buyout income of $1.1 million and $463,000 for the nine months ended September 30, 2019 and 2018, respectively.
(2)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense related to employees whose compensation expense is included in cost of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” on page 3 for more information. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $936,000 for the nine months ended September 30, 2018 from adjusted cost of operations into general and administrative expenses in order to conform to the current periods’ presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $445,000 for the nine months ended September 30, 2018 had previously been excluded from adjusted cost of operations.

	For the Nine Months Ended September 30, 2019	Cost per Weighted Average Square Foot
Commercial recurring capital expenditures (1)
Same Park
Capital improvements	$5,909	$0.23
Tenant improvements	10,345	0.40
Lease commissions	5,439	0.21

Total Same Park recurring capital expenditures	21,693	$0.84

Non-Same Park
Capital improvements	60	$0.05
Tenant improvements	1,369	1.19
Lease commissions	340	0.29

Total Non-Same Park recurring capital expenditures	1,769	$1.53

Total recurring capital expenditures	23,462	$0.86
Assets sold or held for sale recurring capital expenditures	779

Total commercial recurring capital expenditures	24,241
Non-recurring property renovations (2)	2,011

Total capital expenditures (excluding multifamily)	26,252
Multifamily capital expenditures	20

Total capital expenditures	$26,272

(1)

The Company defines “recurring capital expenditures” as capitalized costs necessary to continue to operate the property at its current economic value. Capital improvements in excess of $2,000 with a useful life greater than 24 months are capitalized. Lease transaction costs (i.e. tenant improvements and leasing commissions) of $1,000 or more for leases with terms greater than 12 months are capitalized. All leasing costs, including first generation tenant improvements and leasing commissions, are included in recurring capital expenditures.

(2)	Non-recurring property renovations represents renovations that substantially enhance the value of a property, including capitalized costs associated with repositioning acquired assets.

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Net income allocable to common shareholders	$26,312	$25,131	$81,212	$141,400
Adjustments
Gain on sale of real estate facilities	-	-	-	(85,283)
Depreciation and amortization	26,220	25,207	75,863	73,505
Net income allocable to noncontrolling interests	7,020	6,514	21,670	36,814
Net income allocable to restricted stock unit holders	219	239	699	1,592
FFO (income) loss allocated to joint venture partner	(39)	(3)	(105)	8

FFO allocable to common and dilutive shares	59,732	57,088	179,339	168,036

Core FFO allocable to common and dilutive shares	59,732	57,088	179,339	168,036
Adjustments
Recurring capital improvements	(2,547)	(2,789)	(5,969)	(5,840)
Tenant improvements	(3,250)	(4,708)	(11,714)	(10,609)
Capitalized lease commissions	(2,631)	(2,265)	(5,779)	(5,839)
Total recurring capital expenditures (assets sold)	(265)	(952)	(779)	(3,403)
Total recurring capital expenditures (multifamily)	(20)	-	(20)	(13)
Straight-line rent	(977)	(981)	(2,286)	(2,325)
In-place lease adjustment	(20)	12	5	35
Tenant improvement reimbursement amortization, net of lease incentive amortization	(125)	(556)	(788)	(1,690)
Stock compensation expense	2,102	1,152	3,991	2,933
Cash paid for taxes in lieu of shares upon vesting of restricted stock units	(620)	(426)	(6,120)	(4,955)

FAD allocable to common and dilutive shares	51,379	45,575	149,880	136,330
Distributions to common shareholders	(28,805)	(28,711)	(86,343)	(75,107)
Distributions to noncontrolling interests - common units	(7,671)	(7,671)	(23,012)	(20,090)
Distributions to restricted stock unit holders	(219)	(299)	(699)	(835)
Distributions to noncontrolling interests - joint venture	(33)	-	(78)	-

Free cash available after fixed charges	14,651	8,894	39,748	40,298
Non-recurring property renovations (1)	(56)	(20)	(2,011)	(113)
Investment in Highgate (2)	-	-	-	(3,709)
Investment in The Mile redevelopment (3)	(1,597)	(114)	(2,590)	(517)
Investment in Freeport development (4)	(283)	-	(283)	-

Retained cash	$12,715	$8,760	$34,864	$35,959

Weighted average outstanding:
Common shares	27,432	27,339	27,411	27,310
Operating partnership units	7,305	7,305	7,305	7,305
Restricted stock units	113	163	126	183
Common share equivalents	111	103	101	102

Total common and dilutive shares	34,961	34,910	34,943	34,900

FFO per common and dilutive share	$1.71	$1.64	$5.13	$4.81
FAD distribution payout ratio (5)	71.5%	80.5%	73.5%	70.4%

(1)	Non-recurring property renovations represents renovations that substantially enhance the value of a property, including capitalized costs associated with repositioning acquired assets.
(2)	Represents development costs related to a 395-unit apartment complex that commenced operations during 2017.
(3)	Represents predevelopment costs related to a multifamily redevelopment project on a large contiguous block of real estate located in Tysons, Virginia.
(4)	Represents predevelopment costs related to an industrial development project located in Dallas, Texas.
(5)

FAD distribution payout ratio is equal to total distributions to common shareholders, unit holders, restricted stock unit holders and joint venture partner divided by FAD during the same reporting period.

	As of September 30, 2019			As of December 31, 2018
		% of Total			% of Total
		Market	WTD Average		Market	WTD Average
	Total	Capitalization	Rate	Total	Capitalization	Rate

Unsecured Debt:
$250.0 million unsecured credit facility (LIBOR + 0.825%)	$50,000	-	-	$-	-	-

Total unsecured debt	50,000	0.7%	2.88%	-	-	-

Preferred Equity:
5.75% Series U preferred stock (9,200,000 depositary shares outstanding) callable 9/14/17	230,000	3.1%		230,000	4.2%
5.70% Series V preferred stock (4,400,000 depositary shares outstanding) callable 3/14/18	110,000	1.5%		110,000	2.0%
5.20% Series W preferred stock (7,590,000 depositary shares outstanding) callable 10/20/21	189,750	2.6%		189,750	3.4%
5.25% Series X preferred stock (9,200,000 depositary shares outstanding) callable 9/21/22	230,000	3.1%		230,000	4.2%
5.20% Series Y preferred stock (8,000,000 depositary shares outstanding) callable 12/7/22	200,000	2.7%		200,000	3.6%

Total preferred equity	959,750	13.1%	5.40%	959,750	17.4%	5.40%

Total debt and preferred equity	1,009,750	13.8%	5.28%	959,750	17.4%	5.40%

Common stock (27,435,139 and 27,362,101 shares outstanding as of September 30, 2019 and December 31, 2018, respectively) (1)	4,991,824	68.1%		3,584,435	65.2%
Common operating partnership units (7,305,355 units outstanding as of September 30, 2019 and December 31,2018) (1)	1,329,209	18.1%		957,002	17.4%

Total common equity (1)	6,321,033	86.2%		4,541,437	82.6%

Total market capitalization	$7,330,783	100.0%		$5,501,187	100.0%

Ratio of Debt and Preferred Equity to EBITDAre (2)	3.5x			3.5x

	For the nine months ended September 30, 2019			For the year ended December 31, 2018
Interest expense and related expenses (3)	$455			$555
Preferred distributions	38,877			51,880

Total fixed charges and preferred distributions	$39,332			$52,435

Ratio of EBITDAre to fixed charges and preferred distributions	5.5x			5.3x
Ratio of FFO to fixed charges and preferred distributions	5.6x			5.3x

(1)

Total common equity is calculated as the total number of common stock and operating partnership units outstanding multiplied by the Company’s closing share price at the end of each reporting period. Closing share prices on September 30, 2019 and December 31, 2018 were $181.95 and $131.00, respectively.

(2)

Ratio of debt and preferred equity to EBITDAre is calculated as total debt and preferred equity divided by EBITDAre. Ratio of debt and preferred equity to EBITDAre as of September 30, 2019 is calculated using annualized EBITDAre for the nine months ended September 30, 2019.

(3)	Interest expense and related expenses includes facility fees associated with our unsecured credit facility.

Industry Concentration as of September 30, 2019 (1)

			Percentage of
			Total Rental Income
Business services			19.3%
Warehouse, distribution, transportation and logistics			12.8%
Computer hardware, software and related services			10.9%
Health services			8.0%
Retail, food, and automotive			7.8%
Engineering and construction			7.6%
Government			7.1%
Insurance and financial services			3.3%
Electronics			2.9%
Home furnishings			2.7%
Aerospace/defense products and services			1.9%
Communications			1.8%
Educational services			1.1%
Other			12.8%

Total			100.0%

Top 10 Customers by Total Annual Rental Income as of September 30, 2019 (1)

	Square	Annualized	Percentage of Total
Customer	Footage	Rental Income (2)	Annualized Rental Income

US Government	635,000	$16,524	3.9%
Luminex Corp	199,000	4,023	1.0%
Lockheed Martin Corp	124,000	2,541	0.6%
CentralColo, LLC	96,000	2,321	0.6%
Applied Materials, Inc.	162,000	2,278	0.5%
KZ Kitchen Cabinet & Stone	192,000	2,260	0.5%
Carbel, LLC	207,000	2,091	0.5%
Quanta Computer Inc. and Quanta Manufacturing Nashville, LLC	179,000	1,826	0.4%
ECS Federal, LLC	81,000	1,803	0.4%
Investorplace Media, LLC	46,000	1,797	0.4%

Total	1,921,000	$37,464	8.8%

Tenant Composition as of September 30, 2019 (1)

			Average Tenant Size
		Number	(in square feet)
		of Tenants	Average square footage
Large Tenants (3)		1,377	13,217
Small Tenants (4)		3,516	2,205

Total Portfolio		4,893	5,304

(1)	Excludes assets held for sale as of September 30, 2019.
(2)	For leases expiring within one year, annualized rental income includes only the income to be received under the existing lease from October 1, 2019 through the respective date of expiration.
(3)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(4)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.

Realized Revenue per Occupied Square Foot (1) (2)
	For the Three Months			For the Nine Months
	Ended September 30,			Ended September 30,
Region	2019	2018	% Change	2019	2018	% Change
Northern California	$15.11	$14.13	6.9%	$15.15	$13.94	8.7%
Southern California	$17.77	$16.69	6.5%	$17.52	$16.42	6.7%
Dallas	$12.81	$11.87	7.9%	$12.75	$11.92	7.0%
Austin	$17.14	$16.18	5.9%	$17.22	$16.45	4.7%
Northern Virginia	$19.83	$20.02	(0.9%)	$20.02	$20.50	(2.3%)
South Florida	$11.90	$11.15	6.7%	$11.78	$11.25	4.7%
Suburban Maryland	$20.49	$21.21	(3.4%)	$20.60	$21.47	(4.1%)
Seattle	$13.56	$12.84	5.6%	$13.35	$12.57	6.2%
Total	$15.74	$15.05	4.6%	$15.72	$15.05	4.5%

Revenue per Available Foot (RevPAF) (1) (3)
	For the Three Months			For the Nine Months
	Ended September 30,			Ended September 30,
Region	2019	2018	% Change	2019	2018	% Change
Northern California	$14.67	$13.83	6.1%	$14.61	$13.63	7.2%
Southern California	$16.89	$16.37	3.2%	$16.66	$16.08	3.6%
Dallas	$11.73	$10.63	10.3%	$11.76	$10.58	11.2%
Austin	$15.67	$14.79	5.9%	$15.69	$15.29	2.6%
Northern Virginia	$18.71	$18.85	(0.7%)	$18.88	$18.94	(0.3%)
South Florida	$11.38	$10.80	5.4%	$11.25	$10.85	3.7%
Suburban Maryland	$18.52	$18.09	2.4%	$18.57	$17.97	3.3%
Seattle	$12.96	$12.52	3.5%	$12.75	$12.31	3.6%
Total	$14.91	$14.31	4.2%	$14.87	$14.26	4.3%

Realized Revenue per Occupied Square Foot (1) (2)
	For the Three Months			For the Nine Months
	Ended September 30,			Ended September 30,
Region	2019	2018	% Change	2019	2018	% Change
Industrial	$12.97	$12.22	6.1%	$12.95	$12.14	6.7%
Flex	$18.74	$17.92	4.6%	$18.63	$18.06	3.2%
Office	$24.68	$24.95	(1.1%)	$24.84	$25.36	(2.1%)
Total	$15.74	$15.05	4.6%	$15.72	$15.05	4.5%

Revenue per Available Foot (RevPAF) (1) (3)
	For the Three Months			For the Nine Months
	Ended September 30,			Ended September 30,
Region	2019	2018	% Change	2019	2018	% Change
Industrial	$12.43	$11.88	4.6%	$12.40	$11.77	5.4%
Flex	$17.43	$16.48	5.8%	$17.23	$16.59	3.9%
Office	$22.79	$22.59	0.9%	$22.99	$22.50	2.2%
Total	$14.91	$14.31	4.2%	$14.87	$14.26	4.3%

(1)

Rental income includes lease buyout income of $183,000 and $213,000 for the three months ended September 30, 2019 and 2018, respectively, and $1.1 million and $463,000 for the nine months ended September 30, 2019 and 2018, respectively.

(2)	Represents revenue earned per occupied square foot. For the three and nine month periods ending September 30, 2019 and 2018, rental income amounts have been annualized.
(3)	Represents revenue earned per total weighted average available square foot. For the three and nine month periods ending September 30, 2019 and 2018, rental income amounts have been annualized.

(1)	Excludes assets held for sale as of September 30, 2019.

Rentable Square Footage of Same Park Properties by Product Type as of September 30, 2019 (1)

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	507	1,440	1,970	3,917	15.2%
South Florida	3,728	126	12	3,866	15.0%
Silicon Valley	3,094	367	-	3,461	13.4%
East Bay	3,297	53	-	3,350	13.0%
Dallas	1,300	1,587	-	2,887	11.2%
Suburban Maryland	394	-	864	1,258	4.8%
Austin	755	1,208	-	1,963	7.6%
Los Angeles County	1,256	317	31	1,604	6.2%
Seattle	1,092	270	28	1,390	5.4%
Orange County	810	101	-	911	3.5%
San Diego County	233	535	-	768	3.0%
Mid-Peninsula	-	94	340	434	1.7%

Total	16,466	6,098	3,245	25,809	100.0%

Percentage by Product Type	63.8%	23.6%	12.6%	100.0%

Same Park Weighted Average Occupancy Rates by Product Type for the Three Months Ended September 30, 2019 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		94.9%	98.5%	91.1%	94.3%
South Florida		95.8%	88.8%	100.0%	95.6%
Silicon Valley		96.3%	97.2%	-	96.4%
East Bay		98.2%	96.2%	-	98.2%
Dallas		93.6%	89.7%	-	91.5%
Suburban Maryland		83.5%	-	93.1%	90.1%
Austin		97.6%	87.5%	-	91.3%
Los Angeles County		94.6%	95.3%	90.8%	94.7%
Seattle		95.9%	93.8%	100.0%	95.5%
Orange County		94.5%	97.2%	-	94.8%
San Diego County		97.7%	95.5%	-	96.1%
Mid-Peninsula		-	94.1%	94.9%	94.7%
Total		95.9%	93.0%	92.2%	94.7%

Same Park Weighted Average Occupancy Rates by Product Type for the Nine Months Ended September 30, 2019 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		94.0%	97.3%	92.1%	94.2%
South Florida		95.9%	87.7%	88.7%	95.5%
Silicon Valley		96.8%	96.9%	-	96.8%
East Bay		96.6%	96.1%	-	96.5%
Dallas		95.4%	89.6%	-	92.2%
Suburban Maryland		85.3%	-	92.0%	89.9%
Austin		98.2%	86.7%	-	91.1%
Los Angeles County		94.8%	95.8%	93.5%	94.9%
Seattle		95.5%	95.3%	100.0%	95.6%
Orange County		94.7%	98.6%	-	95.1%
San Diego County		97.6%	94.8%	-	95.6%
Mid-Peninsula		-	91.9%	94.3%	93.8%
Total		95.8%	92.5%	92.4%	94.6%

(1)	Excludes assets held for sale as of September 30, 2019.

Rentable Square Footage of Same Park Properties by Size as of September 30, 2019 (1) (2)

Markets	Large Tenant	Small Tenant	Total	% of Total

Northern Virginia	2,479	1,438	3,917	15.2%
South Florida	3,107	759	3,866	15.0%
Silicon Valley	2,835	626	3,461	13.4%
East Bay	3,052	298	3,350	13.0%
Dallas	1,758	1,129	2,887	11.2%
Suburban Maryland	650	608	1,258	4.8%
Austin	1,718	245	1,963	7.6%
Los Angeles County	712	892	1,604	6.2%
Seattle	951	439	1,390	5.4%
Orange County	513	398	911	3.5%
San Diego County	-	768	768	3.0%
Mid-Peninsula	-	434	434	1.7%

Total	17,775	8,034	25,809	100.0%

Percentage by Product Type	68.9%	31.1%	100.0%

Same Park Weighted Average Occupancy Rates by Size for the Three Months Ended September 30, 2019 (1) (2)

Markets		Large Tenant	Small Tenant	Total

Northern Virginia		94.1%	94.8%	94.3%
South Florida		95.8%	94.9%	95.6%
Silicon Valley		97.2%	92.9%	96.4%
East Bay		98.1%	99.1%	98.2%
Dallas		91.6%	91.4%	91.5%
Suburban Maryland		91.7%	88.5%	90.1%
Austin		92.9%	80.5%	91.3%
Los Angeles County		93.7%	95.4%	94.7%
Seattle		95.9%	94.8%	95.5%
Orange County		93.4%	96.6%	94.8%
San Diego County		-	96.1%	96.1%
Mid-Peninsula		-	94.7%	94.7%
Total		95.2%	93.7%	94.7%

Same Park Weighted Average Occupancy Rates by Size for the Nine Months Ended September 30, 2019 (1) (2)

Markets		Large Tenant	Small Tenant	Total

Northern Virginia		94.2%	94.4%	94.2%
South Florida		95.8%	94.5%	95.5%
Silicon Valley		97.5%	93.8%	96.8%
East Bay		96.3%	99.2%	96.5%
Dallas		92.1%	92.3%	92.2%
Suburban Maryland		91.8%	87.9%	89.9%
Austin		92.8%	79.3%	91.1%
Los Angeles County		93.7%	95.9%	94.9%
Seattle		95.4%	96.0%	95.6%
Orange County		94.3%	96.2%	95.1%
San Diego County		-	95.6%	95.6%
Mid-Peninsula		-	93.8%	93.8%
Total		95.0%	93.7%	94.6%

(1)	Excludes assets held for sale as of September 30, 2019.
(2)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Rentable Square Footage of Properties by Product Type as of September 30, 2019 (1)

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	1,564	1,440	1,970	4,974	18.1%
South Florida	3,728	126	12	3,866	14.0%
Silicon Valley	3,094	367	-	3,461	12.6%
East Bay	3,297	53	-	3,350	12.2%
Dallas	1,300	1,587	-	2,887	10.5%
Suburban Maryland	394	-	864	1,258	4.6%
Austin	755	1,208	-	1,963	7.1%
Los Angeles County	1,873	317	31	2,221	8.1%
Seattle	1,092	270	28	1,390	5.1%
Orange County	810	101	-	911	3.3%
San Diego County	233	535	-	768	2.8%
Mid-Peninsula	-	94	340	434	1.6%

Total	18,140	6,098	3,245	27,483	100.0%

Percentage by Product Type	66.0%	22.2%	11.8%	100.0%

Weighted Average Occupancy Rates by Product Type for the Three Months Ended September 30, 2019 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		89.8%	98.5%	91.1%	92.8%
South Florida		95.8%	88.8%	100.0%	95.6%
Silicon Valley		96.3%	97.2%	-	96.4%
East Bay		98.2%	96.2%	-	98.2%
Dallas		93.6%	89.7%	-	91.5%
Suburban Maryland		83.5%	-	93.1%	90.1%
Austin		97.6%	87.5%	-	91.3%
Los Angeles County		95.4%	95.3%	90.8%	95.3%
Seattle		95.9%	93.8%	100.0%	95.5%
Orange County		94.5%	97.2%	-	94.8%
San Diego County		97.7%	95.5%	-	96.1%
Mid-Peninsula		-	94.1%	94.9%	94.7%
Total		95.4%	93.0%	92.2%	94.5%

Weighted Average Occupancy Rates by Product Type for the Nine Months Ended September 30, 2019 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		86.2%	97.3%	92.1%	91.7%
South Florida		95.9%	87.7%	88.7%	95.5%
Silicon Valley		96.8%	96.9%	-	96.8%
East Bay		96.6%	96.1%	-	96.5%
Dallas		95.4%	89.6%	-	92.2%
Suburban Maryland		85.3%	-	92.0%	89.9%
Austin		98.2%	86.7%	-	91.1%
Los Angeles County		95.1%	95.8%	93.5%	95.2%
Seattle		95.5%	95.3%	100.0%	95.6%
Orange County		94.7%	98.6%	-	95.1%
San Diego County		97.6%	94.8%	-	95.6%
Mid-Peninsula		-	91.9%	94.3%	93.8%
Total		95.0%	92.5%	92.4%	94.1%

(1)	Excludes assets held for sale as of September 30, 2019.

Rentable Square Footage of Properties by Size as of September 30, 2019 (1) (2)

Markets	Large	Small	Total	% of Total

Northern Virginia	3,399	1,575	4,974	18.1%
South Florida	3,107	759	3,866	14.0%
Silicon Valley	2,835	626	3,461	12.6%
East Bay	3,052	298	3,350	12.2%
Dallas	1,758	1,129	2,887	10.5%
Suburban Maryland	650	608	1,258	4.6%
Austin	1,718	245	1,963	7.1%
Los Angeles County	1,255	966	2,221	8.1%
Seattle	951	439	1,390	5.1%
Orange County	513	398	911	3.3%
San Diego County	-	768	768	2.8%
Mid-Peninsula	-	434	434	1.6%

Total	19,238	8,245	27,483	100%

Percentage by Product Type	70.0%	30.0%	100.0%

Weighted Average Occupancy Rates by Size for the Three Months Ended September 30, 2019 (1) (2)

Markets		Large Tenant	Small Tenant	Total

Northern Virginia		92.0%	94.7%	92.8%
South Florida		95.8%	94.9%	95.6%
Silicon Valley		97.2%	92.9%	96.4%
East Bay		98.1%	99.1%	98.2%
Dallas		91.6%	91.4%	91.5%
Suburban Maryland		91.7%	88.5%	90.1%
Austin		92.9%	80.5%	91.3%
Los Angeles County		94.8%	95.7%	95.3%
Seattle		95.9%	94.8%	95.5%
Orange County		93.4%	96.6%	94.8%
San Diego County		-	96.1%	96.1%
Mid-Peninsula		-	94.7%	94.7%
Total		94.8%	93.8%	94.5%

Weighted Average Occupancy Rates by Size for the Nine Months Ended September 30, 2019 (1) (2)

Markets		Large Tenant	Small Tenant	Total

Northern Virginia		90.7%	94.0%	91.7%
South Florida		95.8%	94.5%	95.5%
Silicon Valley		97.5%	93.8%	96.8%
East Bay		96.3%	99.2%	96.5%
Dallas		92.1%	92.3%	92.2%
Suburban Maryland		91.8%	87.9%	89.9%
Austin		92.8%	79.3%	91.1%
Los Angeles County		94.1%	96.1%	95.2%
Seattle		95.4%	96.0%	95.6%
Orange County		94.3%	96.2%	95.1%
San Diego County		-	95.6%	95.6%
Mid-Peninsula		-	93.8%	93.8%
Total		94.3%	93.6%	94.1%

(1)	Excludes assets held for sale as of September 30, 2019.
(2)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Lease Expirations - Industrial (1)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)%		Rental Income

2019	1,646	$25,582	10.5%	5.8%
2020	4,114	51,904	21.3%	11.9%
2021	3,101	44,169	18.2%	10.1%
2022	2,881	40,577	16.7%	9.2%
2023	2,080	28,512	11.7%	6.5%
Thereafter	3,553	52,506	21.6%	12.0%

Total	17,375	$243,250	100.0%	55.5%

Lease Expirations - Flex (1)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)%		Rental Income

2019	428	$8,331	7.3%	2.0%
2020	1,275	23,327	20.5%	5.3%
2021	1,294	24,615	21.7%	5.6%
2022	1,084	22,984	20.2%	5.3%
2023	502	9,878	8.7%	2.3%
Thereafter	1,141	24,503	21.6%	5.6%

Total	5,724	$113,638	100.0%	26.1%

Lease Expirations - Office (1)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)%		Rental Income

2019	110	$2,600	3.2%	0.6%
2020	711	19,274	24.1%	4.4%
2021	517	13,048	16.2%	3.0%
2022	502	13,966	17.4%	3.2%
2023	412	10,443	13.0%	2.4%
Thereafter	769	20,995	26.1%	4.8%

Total	3,021	$80,326	100.0%	18.4%

(1)	Excludes assets held for sale as of September 30, 2019.
(2)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

Lease Expirations - Southern California

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2019	225	$4,913	7.5%	1.1%
2020	1,384	20,300	31.1%	4.6%
2021	764	14,483	22.2%	3.3%
2022	707	12,803	19.6%	2.9%
2023	267	5,075	7.9%	1.2%
Thereafter	385	7,632	11.7%	1.7%

Total	3,732	$65,206	100.0%	14.8%

Lease Expirations - Northern California

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2019	942	$17,902	14.6%	4.1%
2020	1,286	23,186	19.0%	5.3%
2021	1,193	21,116	17.3%	4.8%
2022	1,062	17,503	14.3%	4.0%
2023	786	13,047	10.7%	3.0%
Thereafter	1,761	29,465	24.1%	6.7%

Total	7,030	$122,219	100.0%	27.9%

Lease Expirations - Austin

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2019	67	$1,312	4.1%	0.3%
2020	317	4,928	15.2%	1.1%
2021	347	5,998	18.5%	1.4%
2022	335	5,869	18.1%	1.3%
2023	178	3,133	9.7%	0.7%
Thereafter	546	11,134	34.4%	2.5%

Total	1,790	$32,374	100.0%	7.3%

Lease Expirations - Dallas

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2019	195	$2,276	6.4%	0.5%
2020	663	7,826	22.0%	1.8%
2021	572	7,780	21.8%	1.8%
2022	341	4,708	13.2%	1.1%
2023	365	4,839	13.6%	1.1%
Thereafter	548	8,174	23.0%	1.9%

Total	2,684	$35,603	100.0%	8.2%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

Lease Expirations - South Florida

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2019	318	$3,096	6.9%	0.7%
2020	785	9,445	21.2%	2.2%
2021	786	9,894	22.2%	2.3%
2022	662	8,078	18.1%	1.8%
2023	587	7,150	16.0%	1.6%
Thereafter	551	6,958	15.6%	1.6%

Total	3,689	$44,621	100.0%	10.2%

Lease Expirations - Northern Virginia

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2019	350	$5,671	6.2%	1.3%
2020	1,066	18,978	20.8%	4.3%
2021	795	14,300	15.7%	3.3%
2022	991	22,327	24.5%	5.1%
2023	412	8,281	9.1%	1.9%
Thereafter	1,051	21,565	23.7%	5.0%

Total	4,665	$91,122	100.0%	20.9%

Lease Expirations - Suburban Maryland (2)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2019	29	$467	1.8%	0.2%
2020	188	4,573	17.6%	1.1%
2021	197	3,761	14.5%	0.8%
2022	160	3,017	11.6%	0.7%
2023	213	4,683	18.0%	1.1%
Thereafter	371	9,478	36.5%	2.2%

Total	1,158	$25,979	100.0%	6.1%

Lease Expirations - Seattle

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2019	58	$876	4.4%	0.2%
2020	411	5,269	26.2%	1.2%
2021	258	4,500	22.4%	1.0%
2022	209	3,222	16.0%	0.8%
2023	186	2,625	13.1%	0.6%
Thereafter	250	3,598	17.9%	0.8%

Total	1,372	$20,090	100.0%	4.6%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.
(2)	Excludes assets held for sale as of September 30, 2019.

Lease Expirations - Large Tenant Portfolio (1) (2)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (4)%		Rental Income

2019	1,491	$25,211	9.0%	5.8%
2020	3,878	51,870	18.5%	11.9%
2021	2,897	41,791	14.9%	9.6%
2022	3,200	51,830	18.5%	11.8%
2023	2,245	32,626	11.6%	7.5%
Thereafter	4,606	76,991	27.5%	17.6%

Total	18,317	$280,319	100.0%	64.2%

Lease Expirations - Small Tenant Portfolio (1) (3)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (4)%		Rental Income

2019	693	$11,302	7.2%	2.6%
2020	2,222	42,635	27.2%	9.7%
2021	2,015	40,041	25.5%	9.1%
2022	1,267	25,697	16.4%	5.9%
2023	749	16,207	10.3%	3.7%
Thereafter	857	21,013	13.4%	4.8%

Total	7,803	$156,895	100.0%	35.8%

Lease Expirations - Total Portfolio (1)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (4)%		Rental Income

2019	2,184	$36,513	8.4%	8.4%
2020	6,100	94,505	21.6%	21.6%
2021	4,912	81,832	18.7%	18.7%
2022	4,467	77,527	17.7%	17.7%
2023	2,994	48,833	11.2%	11.2%
Thereafter	5,463	98,004	22.4%	22.4%

Total	26,120	$437,214	100.0%	100.0%

(1)	Excludes assets held for sale as of September 30, 2019.
(2)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(3)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.
(4)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

	Total Portfolio Activity (1)
	Wtd. Avg.		Leasing		Customer		Transaction Costs		Transaction		Cash Rental Rate
	Occupancy		Volume		Retention		per Executed Foot		Costs (2)		Change (3)
	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD
Northern Virginia	92.8%	91.7%	426,000	1,104,000	73.5%	76.1%	$8.48	$6.99	14.1%	11.3%	-8.4%	-3.1%

South Florida	95.6%	95.5%	217,000	664,000	66.7%	49.9%	$1.18	$1.86	2.8%	3.7%	13.2%	13.4%

Silicon Valley	96.4%	96.8%	376,000	654,000	89.9%	81.0%	$2.12	$2.13	2.2%	2.3%	22.1%	20.4%

East Bay	98.2%	96.5%	73,000	459,000	15.0%	39.8%	$2.12	$2.13	3.1%	3.2%	16.2%	23.5%

Dallas	91.5%	92.2%	216,000	650,000	58.3%	63.0%	$5.74	$5.51	14.7%	12.5%	5.9%	7.3%

Suburban Maryland	90.1%	89.9%	70,000	144,000	89.4%	66.0%	$4.23	$8.09	6.9%	11.8%	-0.5%	-3.8%

Austin	91.3%	91.1%	110,000	268,000	70.2%	69.9%	$4.30	$4.36	7.1%	7.8%	8.1%	7.0%

Los Angeles	95.3%	95.2%	142,000	480,000	78.2%	74.1%	$1.44	$1.56	2.6%	2.9%	10.5%	13.9%

Seattle	95.5%	95.6%	188,000	340,000	91.3%	78.4%	$1.04	$0.99	1.7%	1.8%	16.3%	16.8%

Orange County	94.8%	95.1%	61,000	175,000	39.1%	52.4%	$2.33	$2.28	3.4%	3.1%	0.9%	2.3%

San Diego	96.1%	95.6%	84,000	258,000	77.1%	69.2%	$1.97	$2.05	4.4%	4.0%	3.7%	6.4%

Mid-Peninsula	94.7%	93.8%	41,000	104,000	80.5%	64.6%	$1.77	$1.18	1.7%	1.2%	9.5%	9.2%

Company Totals by Market	94.5%	94.1%	2,004,000	5,300,000	73.7%	66.3%	$3.80	$3.66	6.0%	5.9%	6.5%	8.5%

Industrial	95.4%	95.0%	1,259,000	3,410,000	74.1%	64.3%	$1.81	$2.12	3.0%	3.6%	13.6%	14.1%

Flex	93.0%	92.5%	455,000	1,161,000	76.4%	69.8%	$4.12	$4.96	7.3%	8.3%	5.6%	7.3%

Office	92.2%	92.4%	290,000	729,000	68.0%	70.1%	$11.91	$8.78	14.0%	10.5%	-7.1%	-2.5%

Company Totals by Type	94.5%	94.1%	2,004,000	5,300,000	73.7%	66.3%	$3.80	$3.66	6.0%	5.9%	6.5%	8.5%

(1)	Excludes assets held for sale as of September 30, 2019.
(2)	Transaction cost percentages are computed by taking the total transaction costs divided by the total rents (including estimated expense recoveries) over the term of the lease.
(3)

Cash rental rate change percentages are computed by taking the percentage difference between outgoing rents (including estimated expense recoveries) and incoming rents (including estimated expense recoveries) for leases executed during the period. Leases executed on spaces vacant for more than the preceding twelve months have been excluded.

			Total Costs (1)	Construction
Property Information	Location	Apartment Units	(in thousands)	Completion
Highgate at the Mile	Tysons, VA	395	$115,426	Q4 2017

As of September 30, 2019
Period end occupancy	94.7%
Average rent per unit (2)	$ 2,119

(1)

The total costs of the project include contributed land value of $21.0 million plus unrealized land appreciation of $6.0 million. The unrealized land appreciation of $6.0 million is not recorded on our balance sheet.

(2)

Average rent per unit is defined as the total potential monthly rental revenue (i.e. actual rent for occupied apartment units plus market rent for vacant apartment units) divided by the number of rentable units.